SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                                    Form 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported): November 6, 1998 (October 30, 1998)

                               ILLINI CORPORATION
             (Exact name of registrant as specified in its charter)


         Illinois                                   0-13343    37-1135429
(State or other jurisdiction  (Commission File Number)        (IRS Employer
    of incorporation)
 Identification No.)



               3200 West Iles Avenue, Springfield, Illinois  62707
                    (Address of principal executive offices)(Zip Code)

        Registrant's telephone number, including area code:  217-787-5111

                                 Not Applicable
         (Former name or former address, if changed since last report.)

                                  Page 1 of 28
                         The Exhibit Index is on Page 4
ITEM 5.  OTHER EVENTS
     On October 30, 1998, the Board of Directors of Illini Corporation (the "Company") amended and restated the Company's Bylaws. Specifically,
     Section 3.2 of the Bylaws concerning "Number, Tenure and Qualifications" and Section 3.14 of the Bylaws concerning "Advance Notice of Nominations for Directors" were amended and restated.

     A copy of the Amended and Restated Bylaws of the Company is attached hereto as an exhibit and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

          Exhibit 99     Amended and Restated Bylaws of Illini Corporation

                                     Page 2


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                           ILLINI CORPORATION


Dated: October 30, 1998            By:  /s/ BURNARD K. MCHONE

                                ________________________________________
                                        Burnard K. McHone

                                        President

                                     Page 3


                                  EXHIBIT INDEX

Exhibit Number Description

     99        Amended and Restated Bylaws of Illini Corporation

                                     Page 4